T. Rowe Price Growth ETF

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective May 1, 2026, Jon Friar will replace Taymour R. Tamaddon as a co-portfolio manager of the fund. Mr. Friar joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2026, Jon Friar will replace Taymour R. Tamaddon as one of the fund’s co-portfolio managers. Mr. Friar joined the Firm in 2011, and his investment experience dates from 2007. During the past five years, he has served as an investment analyst, an associate portfolio manager, and a portfolio manager (beginning in 2025) in the Firm’s U.S. Equity Division.

The date of this supplement is February 2, 2026.

ETF1073-041 2/2/26